EXHIBIT 1
                                                                       ---------



                                    STATEMENT
                          PURSUANT TO RULE 13d-1(k)(1)


         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of February 11, 2005

                              WPPN, L.P.

                              By:  Cypress Management Partners, LLC
                                   its General Partner

                                   By:  Cypress Capital Assets, LP
                                        its Sole Member

                                   By:  Cypress Capital Advisors, LLC
                                        its General Partner


                                        By: /s/ Robert Mersten
                                            ---------------------------------
                                            Name:  Robert Mersten
                                            Title: Vice President and Secretary


                              CYPRESS MANAGEMENT PARTNERS, LLC

                              By:  Cypress Capital Assets, LP
                                   its Sole Member

                                   By:  Cypress Capital Advisors, LLC
                                        its General Partner


                                        By: /s/ Robert Mersten
                                            ---------------------------------
                                            Name:  Robert Mersten
                                            Title: Vice President and Secretary


                              CYPRESS CAPITAL ASSETS, LP

                              By:  Cypress Capital Advisors, LLC
                                   its General Partner


                                        By: /s/ Robert Mersten
                                            ---------------------------------
                                            Name:  Robert Mersten
                                            Title: Vice President and Secretary


                              CYPRESS CAPITAL ADVISORS, LLC


                                        By: /s/ Robert Mersten
                                            ---------------------------------
                                            Name:  Robert Mersten
                                            Title: Vice President and Secretary


                              WASSERSTEIN SBIC VENTURES II, LP

                                   By:  Wasserstein Levered Venture
                                        Partners II, LLC
                                        its General Partner

                                   By:  Wasserstein Investments, LLC
                                          its Sole Member

                                   By:  Wasserstein Holdings, LLC
                                          its Sole Member

                                        By: /s/ Townsend Ziebold
                                            ---------------------------------
                                            Name:  Townsend Ziebold
                                            Title: President


                              WASSERSTEIN LEVERED VENTURE PARTNERS II, LLC

                              By:  Wasserstein Investments, LLC
                                   its Sole Member

                              By:  Wasserstein Holdings, LLC
                                   its Sole Member

                                        By: /s/ Townsend Ziebold
                                            ---------------------------------
                                            Name:  Townsend Ziebold
                                            Title: President


                           WASSERSTEIN INVESTMENTS, LLC

                                By:  Wasserstein Holdings, LLC
                                       its Sole Member

                                     By: /s/ Robert Mersten
                                         ---------------------------------
                                         Name:  Robert Mersten
                                         Title: Vice President and Secretary


                           WASSERSTEIN HOLDINGS, LLC


                                     By: /s/ Robert Mersten
                                         ---------------------------------
                                         Name:  Robert Mersten
                                         Title: Vice President and Secretary




                           * /s/ Townsend Ziebold
                           -----------------------
                           W. Townsend Ziebold, Jr. for Bruce Wasserstein*


                           *  Pursuant to a Power of Attorney filed
                              herewith as Exhibit 2.